Business Combination	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Business Combination
7.	BUSINESS COMBINATION

On July 28, 2016, the Company completed a transaction to acquire ams’ (SIX: AMS) assets and workforce related to Near-Field Communication (NFC) and Radio-frequency identification (RFID) Reader business. The acquired business, combined with the Company’s secure microcontrollers, positions the Company for a significant growth opportunity, with a complete portfolio of best-in-class technologies, products and competencies that comprehensively address the full range of the NFC and RFID markets for a wide customer base.

The Company acquired intellectual property, technologies, products and business highly complementary to its secure microcontroller solutions serving mobile devices, wearables, banking, identification, industrial, automotive and IoT markets. As part of the transaction, 46 technical experts from ams have also been transferred to the Company.

This transaction has been accounted for as a business combination. The activities of this business are included in the Microcontrollers and Digital ICs Group (MDG) reportable segment. The purchase price allocation was finalized in the fourth quarter of 2016 and did not result in any adjustments to the preliminary allocation performed in the third quarter of 2016. The fair value of the identifiable assets and assumed liabilities acquired from ams at acquisition date were as follows:

Fair value recognized at acquisition date
Property, plant and equipment	2
Technology	6
In-process R&D	40
Goodwill	42

Total net assets at fair value	90

Purchase consideration	90

The purchase consideration includes a cash payment of $78 million and the acquisition-date fair value of a sales earn-out of $12 million which in any case will not exceed $37 million. Goodwill on this transaction arose principally due to the value of the assembled workforce.